Netcapital *Inc.*

A Digital Private Markets Ecosystem

(OTC: NCPL)
www.netcapitalinc.com



Investor Contact:
Callie Gauzer, MSIM, CAIA, CMT
Director of Investor Relations
callie.gauzer@netcapital.com
(781) 925-1700

Netcapital is a fintech company with a scalable technology platform that allows private companies to raise capital online and gives investors access to pre-IPO investment opportunities.

Netcapital.com also provides potential liquidity for investors through an ATS partnership with Rialto Markets.

The company's consulting group, Netcapital Advisors, assists private companies in raising capital online using digital marketing and by delivering access to a deep network of potential investors. Advisors also incubates and takes equity positions in select early-stage companies with disruptive technologies.

Market Opportunity

Significant opportunity to disrupt private capital markets with financial technology:

- $800 billion raised in U.S. private deal placements in 2019 (Pitchbook)
- $66 billion raised under exemptions 506(c) and 4(a)(6) in 2019 (SEC)
- Private capital markets growing at twice the rate of public markets (Forbes)

> *"Private capital markets…have leapfrogged public markets to become the most popular way for companies to raise money in the U.S."*
> THE WALL STREET JOURNAL.

Business Model

Fee income plus equity stakes
Fees:

- 4.9% success fee on capital raised through the platform
- Consulting fees
- Engagement and other fees

Equity stakes provide optionality through possible exits (sale or IPO).

ATS partnership creates potential path to monetization of Secondary Transfer Feature.

Highlights

Financial metrics for six months ended 10/31/20

Pro-forma combined revenues of $2.9 million


$2,900,000
$2,800,000
$2,700,000
$2,600,000
$2,500,000
$2,400,000
$2,300,000
$2,493,486
$2,866,063
Reported NCPL
Pro Forma Combined

Pro-forma combined net income of $282,264


$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$60,893
$282,264
Reported NCPL
Pro Forma Combined

Investment portfolio at cost of $3.7 million, up 186% year over year


$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$23,000
$1,301,181
$3,721,514
10/31/18
10/31/19
10/31/20

Growth in dollars invested through Netcapital platform up 291%, more than twice industry growth rate


350%
300%
250%
200%
150%
100%
50%
0%
132%
291%
Industry
Netcapital

Insiders own 80% of shares outstanding.

Select Equity Stakes

KINGSCROWD
Online Private Capital Markets Ratings And Analytics

CHIPBRAIN
Emotionally Intelligent AI

C-Reveal Therapeutics
Cancer Immunotherapy

DEUCE Drone
Drone Delivery

Zelgor Games
Mobile Games

Industry Tailwinds

- Covid 19 economy: accelerating digital transformation, amplifying demand for digital fundraising and strategic advice
- Rapid growth in industry net investment commitments (per KingsCrowd)
    - — + 96% Y/Y in 2020
    - — +132% through six months ended 10/31/20
- SEC enhances potential revenue opportunities by increasing limits for 4(a)(6) offerings from $1 million to $5 million (effective end of March, 2021: projected)

Milestones

- 9/2017: New management and business model established to leverage regulatory changes to private capital markets, the exempt offering framework and digital fundraising (JOBS Act)
- 11/2020: Completed purchase of Netcapital Funding Portal Inc.
- 11/2020: Changed company name from ValueSetters to Netcapital Inc.; began rebranding initiatives to better reflect the company's differentiated position within the private capital markets; launched two new websites: www.netcapitalinc.com, www.netcapitaladvisors.com

Team

Management team comprised of experienced institutional investors, angel investors and entrepreneurs



Cecilia Lenk
CEO Netcapital Inc.
- B.A. Johns Hopkins, Ph.D. Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA
CFO Netcapital Inc.
- B.A. Wellesley College, S.M. MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Carole Murko, CFA
CMO Netcapital Inc.
- B.A. Smith College, M.A. NYU
- Institutional Investor Marketing, State Street Global Advisors



Jason Frishman
CEO Netcapital Funding Portal Inc.
- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network